SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

February 7, 2003

Date of Report (Date of earliest event reported)

HEARST-ARGYLE TELEVISION, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-14776	74-2717523
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

888 Seventh Avenue

New York, New York 10106

(Address of Principal Executive Offices) (Zip Code)

(212) 887-6800

(Registrant’s telephone number, including area code)

Item 7.    Exhibits.

(c)  Exhibits.

    99.1            Press Release of the Registrant, dated February 7, 2003.

Item 9.    Regulation FD Disclosure.

On February 7, 2003, the Registrant issued a press release reporting financial results and earnings for the Registrant’s annual period ended December 31, 2002. A copy of the press release is filed herewith as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HEARST-ARGYLE TELEVISION, INC.

By:	/S/ JONATHAN C. MINTZER
Jonathan C. Mintzer Vice President, General Counsel and Secretary

Date:    February 7, 2003

EXHIBIT INDEX

Exhibit No.                 Exhibit

    99.1                         Press Release of the Registrant, dated February 7, 2003.